UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): June 25, 2014

Emerson Electric Co.
-------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Regulation FD.

Emerson 3-Month Orders Growth
(Percentage change versus prior year; trailing 3-month averages, excluding acquisitions and divestitures)

	March '14	April '14	May '14
Process Management	+10 to 15	+10 to 15	+15
Industrial Automation	+5 to 10	+5 to 10	+5
Network Power	+5 to 10	+5 to 10	+5 to 10
Climate Technologies	0 to +5	+5 to 10	+5
Commercial & Residential Solutions	+5	0 to +5	0 to +5
Total Emerson	+5 to 10	+5 to 10	+5 to 10

May 2014 Orders Comments

Trailing three-month order trends remained strong, as global business conditions continued to improve despite persisting uncertainty in some markets. Excluding currency translation, which added 1 percentage point, underlying orders grew 8 percent. All segments reported growth, led by Process Management strength in large, multi-year projects, and Network Power, with underlying growth above the consolidated total for the last three months.

Process Management orders were strong, led by robust growth in unconventional oil and gas investment in North America. Market conditions were favorable in other regions as well, as Europe benefited from North Sea project activity, China and India drove growth in Asia, and Mexico led improvement in Latin America. Middle East/Africa remained weak. Currency translation added 3 percentage points, primarily due to backlog revaluation.

Industrial Automation orders continued to benefit from gradually recovering demand, with mixed trends among markets. Strong growth in power generating alternators and fluid automation and modest growth in electrical distribution offset slower demand in the other businesses. Currency translation added 2 percentage points.

Network Power orders growth reflected improving global market conditions for data center and telecommunications infrastructure investment. Europe remained strongest, led by large data center project activity, with demand in North America and Asia also solid. Latin America improved but continued to exhibit underlying weakness.

Climate Technologies orders grew moderately, as global demand remained strong for the refrigeration business. Market conditions were solid for the air conditioning business, led by North America and Asia, while temperature controls was down. Overall trends continue to support the outlook for a solid year.

Commercial & Residential Solutions orders increased modestly, reflecting slower market conditions for U.S. housing the past six months. Growth in the professional tools, wet/dry vacuums, food waste disposers and residential storage businesses offset weakness in the commercial storage business.

Upcoming Investor Events

On Tuesday, August 5, 2014, Emerson will report third quarter 2014 results. Management will discuss the results during a conference call at 2:00 p.m. ET the same day. Access to a live webcast of the discussion will be available at www.emerson.com/financial at the time of the call. A replay of the conference call will be available for approximately three months.

Forward-Looking and Cautionary Statements

Statements in this Current Report on Form 8-K that are not strictly historical may be “forward-looking” statements, which involve risks and uncertainties, and Emerson undertakes no obligation to update any such statements to reflect later developments. These risks and uncertainties include economic and currency conditions, market demand, pricing, protection of intellectual property, and competitive and technological factors, among others, as set forth in the Company's most recent Annual Report on Form 10-K and subsequent reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)

Date:	June 25, 2014	By:	/s/ John G. Shively
John G. Shively Assistant General Counsel and Assistant Secretary